[EXHIBIT 32.1]

          CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-K of RAM Venture Holdings Corp. for the period ended December 31, 2003, Norman H. Becker, President and Principal Financial Officer of RAM Venture Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

     1.   Such Annual Report on Form 10-K for the period ended
          December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-K for the period ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of RAM Venture holdings Corp.

                              RAM VENTURE HOLDINGS CORP.


Dated: April 12, 2004         By:     /s/Norman H. Becker
                                 --------------------------------------
                                   Norman H. Becker, President
                                     and Principal Financial Officer